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                                                                    EXHIBIT 10j4



Schedule identifying substantially identical agreements, between Fortune Brands, Inc. ("Fortune") and each of the following persons, to the Agreement and Amendments thereto constituting Exhibits 10j1, 10j2 and 10j3 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 2000.

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                                     Name
                                     ----

                               Norman H. Wesley
                               Craig P. Omtvedt
                                 Mark A. Roche